UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/06/2010

Cutera, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-13790

Delaware	77-0470324
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

3240 Bayshore Boulevard
Brisbane, California 94005
(Address of principal executive offices, including zip code)

415-657-5500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)
On December 5, 2010, Annette J. Campbell-White resigned from the Board of Directors of Cutera, Inc. Ms. Campbell-White is a Founder of MedVenture Associates, a healthcare venture capital firm, and was the lead investor in Cutera since the founding of the company in 1998.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CUTERA, INC.

Date: December 6, 2010	/s/ KEVIN P. CONNORS
Kevin P. Connors
President and Chief Executive Officer